                                          [FACE OF DEBENTURE]

                 UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                 TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

Number B-1                                                          $200,000,000

                                 ITT CORPORATION
                      7.40% DEBENTURE DUE NOVEMBER 15, 2025

                                                                 CUSIP 450679AT2

                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                 ITT CORPORATION, a Delaware corporation (herein called the "Company"), for value received, hereby promises to pay to CEDE & CO., AS NOMINEE OF THE DEPOSITORY TRUST COMPANY, or registered assigns the principal sum of TWO HUNDRED MILLION DOLLARS on May 15, 1996, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semi-annually on May 15 and November 15 of each year, on said principal sum, in like coin or currency, at the rate of 7.40% per annum, from the May 15 or the November 15, as the case may be, next preceding the date of this Debenture to which interest on the Debentures has been paid or duly provided for unless the date hereof is the date to which interest on the Debentures has been paid or duly provided for, in which case from the date of this Debenture, or unless no interest has been paid or duly provided for on the Debentures since the original issue date (as defined in the Indenture referred to on the reverse hereof) of this Debenture in which case from the May 15 or November 15 next preceding such original issue date (unless such original issue date is a May 15 or November 15, in which case from such original issue date), until payment of said principal sum has been made or duly provided for. Notwithstanding the foregoing, if the date hereof is after April 30 or October 31, as the case may be, and before the following May 15 or November 15, this Debenture shall bear interest from such May 15 or November 15; provided, however, that if the Company shall default in the payment of interest due on such May 15 or November 15, then this Debenture shall bear interest from the next preceding May 15 or November 15 to which interest on the Debentures has been paid or duly provided for, or, if no interest has been paid or duly provided for on the Debentures since the original issue date of this Debenture, from the May 15 or November 15 next preceding such original date unless such original issue date is a May 15 or November 15, in which case from such original issue date. The interest so payable on any May 15 or November 15 will, except as otherwise provided in the Indenture referred to on the reverse hereof be paid to the person in whose name this Debenture is registered at the close of business on the April 30 preceding such May 15 or the October 31 preceding such November 15, whether or not such April 30 or October 31 is a Business Day.

                 Payments of interest, other than interest payable at Maturity (or on the date of redemption, if a Debenture is redeemed by the Company prior to Maturity) will be made by check mailed to the address of the person entitled thereto as shown on the Securities Register. Payments of principal, premium, if any, and interest upon Maturity or redemption will be made in immediately available funds against presentation and surrender of the Debenture at the office of the paying agent (the "Paying Agent", initially, The First National Bank of Chicago) in New York, New York, or, at the option of the Holder, at the principal office of the Paying Agent in Chicago, Illinois. Notwithstanding the foregoing, payments in respect of the Debentures represented by a Global Security (including principal, premium and interest) will be made by wire transfer of immediately available funds to the account of The Depository Trust Company as specified by The Depository Trust Company.

                 The Indenture referred to on the reverse hereof contains provisions setting forth certain conditions to the institution of proceedings by Holders of the Debentures with respect to this Debenture, said Indenture, the appointment of a receiver or trustee and the enforcement of remedies under this Debenture or said Indenture. However, notwithstanding any reference herein to such Indenture or any provision of such Indenture, the right of the Holder of this Debenture to receive payment of the principal of and interest on such Debenture, on or after the respective dates expressed in this Debenture, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

                 The provisions of this Debenture are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

                 This Debenture shall not be valid or become obligatory for any purpose until the certificate of authentication hereof shall have been duly signed by the Trustee under the Indenture referred to on the reverse hereof.

                 IN WITNESS WHEREOF, ITT Corporation has caused this instrument to be signed manually or by facsimile by its duly authorized officers and a facsimile of its corporate seal to be affected hereunto or imprinted hereon.

Dated:  November 15, 1995

                                                  ITT CORPORATION

CERTIFICATE OF AUTHENTICATION                     By
                                                    ____________________________
                                                    Vice President and Assistant
         This is one of the Securities of the             Treasurer
series designated therein referred to in the within mentioned Indenture.

THE FIRST NATIONAL BANK
OF CHICAGO, as Trustee

                                                  By
By                                                 _____________________________
    ___________________________                    Assistant Secretary
    Authorized Officer

                                                   [SEAL]

                             [REVERSE OF DEBENTURE]

                                 ITT CORPORATION
                      7.40% DEBENTURE DUE NOVEMBER 15, 2025

1.  Indenture.

                 This Debenture is one of a duly authorized issue of debentures, notes or other evidence of indebtedness (hereinafter called the "Securities") of the Company of the series hereinafter specified, which series is limited in aggregate principal amount of $250,000,000, all such Securities issued and to be issued under an indenture (herein, the "Indenture") dated as of May 1, 1992, between the Company and The First National Bank of Chicago, as Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a specification of the rights and limitation of rights thereunder of the Holders of the Securities and of the rights, obligations, duties and immunities of the Trustee and the Company. As provided in the Indenture, the Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided or permitted. This Debenture is one of a series of the Securities designated pursuant thereto as 7.40% Debentures Due November 15, 2025 (the "Debentures").

2.  Paying Agent and Registrar.

                 Initially, The First National Bank of Chicago, a national banking association, at both its principal office in the City of Chicago, Illinois, and its corporate trust facility in the Borough of Manhattan, The City of New York, will act as Paying Agent and Securities Registrar. The Company may appoint and change any Paying Agent, Securities Registrar or co-registrar without notice. The Company may act as Paying Agent, Securities Registrar or co-registrar.

3.  Optional Redemption.

                 The Debentures will be redeemable as a whole or in part, at the option of the Company at any time, at a redemption price equal to the greater of
(i) 100% of their principal amount and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield plus 20 basis points, plus in each case accrued interest to the date of redemption.

                 "Treasury Yield" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

                 "Comparable Treasury Issue" means the United Stated Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Debentures that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Debentures.

                 "Independent Investment Banker" means Morgan Stanley & Co. Incorporated or, if such firm is unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Trustee.

                 "Comparable Treasury Price" means, with respect to any redemption date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such price on such business day, (A) the average of the Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Quotations.

                 "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such redemption date.

                 "Reference Treasury Dealer" means each of Morgan Stanley & Co. Incorporated, Lazard Freres & Co. LLC and Lehman Brothers Inc. and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

4.  Notice of Redemption.

                 Holders of Debentures to be redeemed will receive notice thereof by first-class mail at least 30 and not more than 60 days prior to the date fixed for redemption.

5.  Defaults and Redemies.

                 In case an Event of Default with respect to the Debentures, as defined in the Indenture, shall have occurred and be continuing, the principal of all Debentures may be declared, and upon such declaration shall become, due and payable, in the manner and with the effect provided in the Indenture. The Indenture provides that in certain events such declaration and its consequences may be waived by the Holders of a majority in aggregate principal amount of the Debentures then outstanding and that, prior to any such declaration, such Holders may waive any past default under the Indenture and its consequences except a default in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the Holder of each Security affected. Any such waiver and any consent by the Holder of this Debenture (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Debenture and any Debentures which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Debenture or such other Debentures.

6.  Supplemental Indentures; Amendment.

                 The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate amount of the Securities at the time Outstanding (as defined in the Indenture), of all series of Securities to be affected thereby, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of each such series; provided, however, that no such supplemental indenture shall, among other things (i) extend the Stated Maturity of any Security of such series, reduce the principal amount thereof, reduce any amount payable on redemption thereof or reduce the rate or extend the time of payment of interest thereon, without the consent of the Holder of each Security of such series so affected, or (ii) reduce the aforesaid percentage of Securities of such series affected thereby, the consent of the Holders of which is required for any such supplemental indenture, without the consent of the Holders of each Security so affected.

7.  Obligation Unconditional.

                 No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Debenture at the place, at the respective times, at the rate and in the currency herein prescribed.

8.  Denominations; Transfer; Exchange.

                 The Debentures are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple of $1,000. Any Debenture or Debentures may be exchanged for a Debenture or Debentures in other authorized denominations, in an equal aggregate principal amount in the manner, and subject to the limitations provided in the Indenture, at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York and in the City of Chicago, Illinois.

                 The transfer of this Debenture is registrable at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, and in the City of Chicago, Illinois, by the registered Holder hereof in person or by his attorney duly authorized in writing, but only in the manner and subject to the limitations provided in the Indenture and upon surrender of this Debenture at the office or agency of the Company maintained for that purpose in said Borough of Manhattan and said City of Chicago. Upon any such registration of transfer a new Debenture or Debentures in authorized denominations, for a like aggregate principal amount, shall be issued to the transferee in exchange herefor.

                 If this Debenture is issued in the form of a Global Security, it is exchangeable, in whole but not in part, for Debentures registered in the names of Persons other than the Depositary or its nominee or in the name of a successor to the Depositary or a nominee of such successor depositary only if
(i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for this Debenture or if at any time such Depositary shall no longer be registered or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, and, in either case, a successor depositary is not appointed by the company within 90 days of the receipt by the Company of such notice or of the Company becoming aware of such condition, or (ii) the Company in its discretion at any time determines not to have all of the Debentures represented by one or more Global Security or Securities. If this Debenture is exchangeable pursuant to the preceding sentence, it shall be exchangeable for Debentures of like tenor and terms in definitive form in aggregate principal amount equal to the principal amount of the Global Security. Subject to the foregoing, if this Debenture is issued in the form of a Global Security, it is not exchangeable, except for a Debenture or Debentures of the same aggregate denominations to be registered in the name of such Depositary or its nominee or in the name of a successor to the Depositary or a nominee of such successor depositary.

9.  Persons Deemed Owners.

                 Prior to due presentation of this Debenture for registration of transfer, the Company, the Trustee, any paying agent, any Securities Registrar and other agent to the Company or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Debenture (whether or not this Debenture shall be overdue and notwithstanding any notation of ownership or other writing hereof made by any other than the Company, any Securities Registrar or the Trustee), for the purpose of receiving payment of principal hereof and (subject to the provisions on the face hereof) interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Securities Registrar nor any other agent of the Company or the Trustee shall be affected by any notice to the contrary.

10.  No Recourse Against Others.

                 No recourse shall be had for the payment of the principal of or interest on this Debenture, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, or against any past, present or future stockholder, director or officer, as such, of the Company or of any successor either directly or through the Company or any successor, under any constitution, statute or rule of law, or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

11.  Defeasance.

                 Subject to certain conditions, the Company at any time may terminate some or all of its obligations under the Debentures and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Debentures to redemption or maturity, as the case may be.

12.  Abbreviations.

                 The following abbreviations, when used in the inscription on the face of this Debenture, shall be construed as if they were written out in full according to applicable laws or regulations: TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gifts to Minors Act). Additional abbreviations, though not in the above list, may also be used.

13.  CUSIP Numbers.

                 Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Debentures and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Debentureholders. No representation is made as to the accuracy of such numbers either as printed on the Debentures or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

14.  Defined Terms.

                 Certain terms used in this Debenture which are defined in the Indenture have the meanings set forth therein.

15.  Governing Law.

                 THIS DEBENTURE FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT AS MAY OTHERWISE BE REQUIRED BY MANDATORY PROVISIONS OF LAW.

------------------------------------------------------------------------

                                 ASSIGNMENT FORM

                 To assign this Debenture, fill in the form below:

                 I or we assign and transfer this Debenture to

                          (Print or type assignee's name, address and zip code)

                          (Insert assignee's soc. sec. or tax I.D. No.)

                 and irrevocably appoint                agent to transfer this
                 Debenture on the books of the Company. The agent may substitute another to act for him.

Date: ________________                        Your Signature:

                                              _____________________________
                                              (Sign exactly as your name appears
                                              on the face of this Debenture)

Signature  Guarantee:_______________________________________
           (Signature must be guaranteed by an eligible institution within the meaning of Rule 17A(d)-15 under the Securities Exchange of 1934, as amended)

              SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

                 The following increases or decreases in this Global Security have been made:

                 Amount of decrease in         Amount of increase in         Principal Amount of this
  Date of        Principal Amount of this      Principal Amount of this      Global Security following     Signature of authorized
  Exchange       Global Security               Global Security               such decrease or increase     officer of Trustee


                               [FACE OF DEBENTURE]

                 UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                 TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

Number B-2                                                          $50,000,000

                                 ITT CORPORATION
                      7.40% DEBENTURE DUE NOVEMBER 15, 2025

                                                                 CUSIP 450679AT2

                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                 ITT CORPORATION, a Delaware corporation (herein called the "Company"), for value received, hereby promises to pay to CEDE & CO., AS NOMINEE OF THE DEPOSITORY TRUST COMPANY, or registered assigns the principal sum of FIFTY MILLION DOLLARS on May 15, 1996, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semi-annually on May 15 and November 15 of each year, on said principal sum, in like coin or currency, at the rate of 7.40% per annum, from the May 15 or the November 15, as the case may be, next preceding the date of this Debenture to which interest on the Debentures has been paid or duly provided for unless the date hereof is the date to which interest on the Debentures has been paid or duly provided for, in which case from the date of this Debenture, or unless no interest has been paid or duly provided for on the Debentures since the original issue date (as defined in the Indenture referred to on the reverse hereof) of this Debenture in which case from the May 15 or November 15 next preceding such original issue date (unless such original issue date is a May 15 or November 15, in which case from such original issue date), until payment of said principal sum has been made or duly provided for. Notwithstanding the foregoing, if the date hereof is after April 30 or October 31, as the case may be, and before the following May 15 or November 15, this Debenture shall bear interest from such May 15 or November 15; provided, however, that if the Company shall default in the payment of interest due on such May 15 or November 15, then this Debenture shall bear interest from the next preceding May 15 or November 15 to which interest on the Debentures has been paid or duly provided for, or, if no interest has been paid or duly provided for on the Debentures since the original issue date of this Debenture, from the May 15 or November 15 next preceding such original date unless such original issue date is a May 15 or November 15, in which case from such original issue date. The interest so payable on any May 15 or November 15 will, except as otherwise provided in the Indenture referred to on the reverse hereof be paid to the person in whose name this Debenture is registered at the close of business on the April 30 preceding such May 15 or the October 31 preceding such November 15, whether or not such April 30 or October 31 is a Business Day.

                 Payments of interest, other than interest payable at Maturity (or on the date of redemption, if a Debenture is redeemed by the Company prior to Maturity) will be made by check mailed to the address of the person entitled thereto as shown on the Securities Register. Payments of principal, premium, if any, and interest upon Maturity or redemption will be made in immediately available funds against presentation and surrender of the Debenture at the office of the paying agent (the "Paying Agent", initially, The First National Bank of Chicago) in New York, New York, or, at the option of the Holder, at the principal office of the Paying Agent in Chicago, Illinois. Notwithstanding the foregoing, payments in respect of the Debentures represented by a Global Security (including principal, premium and interest) will be made by wire transfer of immediately available funds to the account of The Depository Trust Company as specified by The Depository Trust Company.

                 The Indenture referred to on the reverse hereof contains provisions setting forth certain conditions to the institution of proceedings by Holders of the Debentures with respect to this Debenture, said Indenture, the appointment of a receiver or trustee and the enforcement of remedies under this Debenture or said Indenture. However, notwithstanding any reference herein to such Indenture or any provision of such Indenture, the right of the Holder of this Debenture to receive payment of the principal of and interest on such Debenture, on or after the respective dates expressed in this Debenture, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

                 The provisions of this Debenture are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

                 This Debenture shall not be valid or become obligatory for any purpose until the certificate of authentication hereof shall have been duly signed by the Trustee under the Indenture referred to on the reverse hereof.

                 IN WITNESS WHEREOF, ITT Corporation has caused this instrument to be signed manually or by facsimile by its duly authorized officers and a facsimile of its corporate seal to be affected hereunto or imprinted hereon.

Dated:  November 15, 1995

                                                 ITT CORPORATION

CERTIFICATE OF AUTHENTICATION                    By
                                                    ____________________________
                                                    Vice President and Assistant
         This is one of the Securities of the             Treasurer
series designated therein referred to in the within mentioned Indenture.

THE FIRST NATIONAL BANK
OF CHICAGO, as Trustee

                                                 By

By                                                 _____________________________
    ___________________________                  Assistant Secretary
    Authorized Officer
                                                 [SEAL]

                             [REVERSE OF DEBENTURE]

                                 ITT CORPORATION

                      7.40% DEBENTURE DUE NOVEMBER 15, 2025

1.  Indenture.

                 This Debenture is one of a duly authorized issue of debentures, notes or other evidence of indebtedness (hereinafter called the "Securities") of the Company of the series hereinafter specified, which series is limited in aggregate principal amount of $250,000,000, all such Securities issued and to be issued under an indenture (herein, the "Indenture") dated as of May 1, 1992, between the Company and The First National Bank of Chicago, as Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a specification of the rights and limitation of rights thereunder of the Holders of the Securities and of the rights, obligations, duties and immunities of the Trustee and the Company. As provided in the Indenture, the Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided or permitted. This Debenture is one of a series of the Securities designated pursuant thereto as 7.40% Debentures Due November 15, 2025 (the "Debentures").

2.  Paying Agent and Registrar.

                 Initially, The First National Bank of Chicago, a national banking association, at both its principal office in the City of Chicago, Illinois, and its corporate trust facility in the Borough of Manhattan, The City of New York, will act as Paying Agent and Securities Registrar. The Company may appoint and change any Paying Agent, Securities Registrar or co-registrar without notice. The Company may act as Paying Agent, Securities Registrar or co-registrar.

3.  Optional Redemption.

                 The Debentures will be redeemable as a whole or in part, at the option of the Company at any time, at a redemption price equal to the greater of
(i) 100% of their principal amount and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield plus 20 basis points, plus in each case accrued interest to the date of redemption.

                 "Treasury Yield" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

                 "Comparable Treasury Issue" means the United Stated Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Debentures that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Debentures.

                 "Independent Investment Banker" means Morgan Stanley & Co. Incorporated or, if such firm is unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Trustee.

                 "Comparable Treasury Price" means, with respect to any redemption date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such price on such business day, (A) the average of the Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Quotations.

                 "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such redemption date.

                 "Reference Treasury Dealer" means each of Morgan Stanley & Co. Incorporated, Lazard Freres & Co. LLC and Lehman Brothers Inc. and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

4.  Notice of Redemption.

                 Holders of Debentures to be redeemed will receive notice thereof by first-class mail at least 30 and not more than 60 days prior to the date fixed for redemption.

5.  Defaults and Redemies.

                 In case an Event of Default with respect to the Debentures, as defined in the Indenture, shall have occurred and be continuing, the principal of all Debentures may be declared, and upon such declaration shall become, due and payable, in the manner and with the effect provided in the Indenture. The Indenture provides that in certain events such declaration and its consequences may be waived by the Holders of a majority in aggregate principal amount of the Debentures then outstanding and that, prior to any such declaration, such Holders may waive any past default under the Indenture and its consequences except a default in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the Holder of each Security affected. Any such waiver and any consent by the Holder of this Debenture (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Debenture and any Debentures which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Debenture or such other Debentures.

6.  Supplemental Indentures; Amendment.

                 The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate amount of the Securities at the time Outstanding (as defined in the Indenture), of all series of Securities to be affected thereby, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of each such series; provided, however, that no such supplemental indenture shall, among other things (i) extend the Stated Maturity of any Security of such series, reduce the principal amount thereof, reduce any amount payable on redemption thereof or reduce the rate or extend the time of payment of interest thereon, without the consent of the Holder of each Security of such series so affected, or (ii) reduce the aforesaid percentage of Securities of such series affected thereby, the consent of the Holders of which is required for any such supplemental indenture, without the consent of the Holders of each Security so affected.

7.  Obligation Unconditional.

                 No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Debenture at the place, at the respective times, at the rate and in the currency herein prescribed.

8.  Denominations; Transfer; Exchange.

                 The Debentures are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple of $1,000. Any Debenture or Debentures may be exchanged for a Debenture or Debentures in other authorized denominations, in an equal aggregate principal amount in the manner, and subject to the limitations provided in the Indenture, at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York and in the City of Chicago, Illinois.

                 The transfer of this Debenture is registrable at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, and in the City of Chicago, Illinois, by the registered Holder hereof in person or by his attorney duly authorized in writing, but only in the manner and subject to the limitations provided in the Indenture and upon surrender of this Debenture at the office or agency of the Company maintained for that purpose in said Borough of Manhattan and said City of Chicago. Upon any such registration of transfer a new Debenture or Debentures in authorized denominations, for a like aggregate principal amount, shall be issued to the transferee in exchange herefor.

                 If this Debenture is issued in the form of a Global Security, it is exchangeable, in whole but not in part, for Debentures registered in the names of Persons other than the Depositary or its nominee or in the name of a successor to the Depositary or a nominee of such successor depositary only if
(i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for this Debenture or if at any time such Depositary shall no longer be registered or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, and, in either case, a successor depositary is not appointed by the company within 90 days of the receipt by the Company of such notice or of the Company becoming aware of such condition, or (ii) the Company in its discretion at any time determines not to have all of the Debentures represented by one or more Global Security or Securities. If this Debenture is exchangeable pursuant to the preceding sentence, it shall be exchangeable for Debentures of like tenor and terms in definitive form in aggregate principal amount equal to the principal amount of the Global Security. Subject to the foregoing, if this Debenture is issued in the form of a Global Security, it is not exchangeable, except for a Debenture or Debentures of the same aggregate denominations to be registered in the name of such Depositary or its nominee or in the name of a successor to the Depositary or a nominee of such successor depositary.

9.  Persons Deemed Owners.

                 Prior to due presentation of this Debenture for registration of transfer, the Company, the Trustee, any paying agent, any Securities Registrar and other agent to the Company or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Debenture (whether or not this Debenture shall be overdue and notwithstanding any notation of ownership or other writing hereof made by any other than the Company, any Securities Registrar or the Trustee), for the purpose of receiving payment of principal hereof and (subject to the provisions on the face hereof) interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Securities Registrar nor any other agent of the Company or the Trustee shall be affected by any notice to the contrary.

10.  No Recourse Against Others.

                 No recourse shall be had for the payment of the principal of or interest on this Debenture, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, or against any past, present or future stockholder, director or officer, as such, of the Company or of any successor either directly or through the Company or any successor, under any constitution, statute or rule of law, or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

11.  Defeasance.

                 Subject to certain conditions, the Company at any time may terminate some or all of its obligations under the Debentures and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Debentures to redemption or maturity, as the case may be.

12.  Abbreviations.

                 The following abbreviations, when used in the inscription on the face of this Debenture, shall be construed as if they were written out in full according to applicable laws or regulations: TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gifts to Minors Act). Additional abbreviations, though not in the above list, may also be used.

13.  CUSIP Numbers.

                 Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Debentures and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Debentureholders. No representation is made as to the accuracy of such numbers either as printed on the Debentures or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

14.  Defined Terms.

                 Certain terms used in this Debenture which are defined in the Indenture have the meanings set forth therein.

15.  Governing Law.

                 THIS DEBENTURE FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT AS MAY OTHERWISE BE REQUIRED BY MANDATORY PROVISIONS OF LAW.

        ------------------------------------------------------------------------

                                 ASSIGNMENT FORM

                 To assign this Debenture, fill in the form below:

                 I or we assign and transfer this Debenture to

                          (Print or type assignee's name, address and zip code)

                          (Insert assignee's soc. sec. or tax I.D. No.)

                 and irrevocably appoint                agent to transfer this
                 Debenture on the books of the Company. The agent may substitute another to act for him.

Date: ________________                        Your Signature:
                                              ____________________________
                                              (Sign exactly as your name appears
                                              on the face of this Debenture)

Signature                 Guarantee:_______________________________________
                          (Signature must be guaranteed by an
                          eligible institution within the meaning
                          of Rule 17A(d)-15 under the Securities
                          Exchange of 1934, as amended)

              SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

                 The following increases or decreases in this Global Security have been made:



                 Amount of decrease in         Amount of increase in         Principal Amount of this
  Date of        Principal Amount of this      Principal Amount of this      Global Security following     Signature of authorized
  Exchange       Global Security               Global Security               such decrease or increase     officer of Trustee
